Exhibit 10.3

SECURITY AGREEMENT

1.

Grant. On this 16th day of September, 2005, Sitestar Corporation, a Nevada corporation, (hereinafter called "Debtor"), for valuable consideration, receipt whereof is acknowledged, grants to IDACOMM, Inc., an Idaho corporation with its principal place of business at 350 N. Mitchell Street, Boise, Idaho 83704 (hereinafter called "Secured Party") a security interest in, and mortgages and pledges to Secured Party, the following described property and interests in property of Debtor (hereinafter called the "Collateral"):

Dial-Up Customers, selected DSL Customers, web hosting customers and other selected customers of miscellaneous service including all customer lists, accounts, accounts receivables, contracts or agreements related to the internet service business being purchased by Debtor as more particularly described in that certain Definitive Asset Purchase Agreement dated the 16th day of September, 2005.

to secure payment of the following obligations of Debtor to Secured Party (all hereinafter called the "Obligation"):

The Secured Promissory Note dated September 16, 2005 issued by the Debtor in favor of the Secured Party as part of the consideration paid under the Definitive Asset Purchase Agreement  dated the 16th day of September, 2005.

2.

Warranties and Covenants of Debtor.  Debtor warrants and covenants that:

(a)

Except for the security interest granted hereby, Debtor is the owner of the Collateral free from any adverse lien, security interest or encumbrance; and Debtor will defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein.

(b)

No Financing Statement covering any of the Collateral or any proceeds thereof is on file in any public office.  The Debtor shall immediately notify the Secured Party in writing of any change in name, address, identity or corporate structure from that shown in this Agreement and shall also upon demand furnish to the Secured Party such further information and shall execute and deliver to Secured Party such financing statements and other documents in form satisfactory to Secured Party and shall do all such acts and things as Secured Party may at any time or from time to time reasonably request or as may be necessary or appropriate to establish and maintain a perfected security interest in the Collateral as security for the Obligations, subject to no adverse liens or encumbrances; and Debtor shall pay the cost of filing the same or filing or recording this agreement in all public offices wherever filing or recording is deemed by Secured Party to be necessary or desirable, except for the initial filing arising from the Definitive Asset Purchase Agreement transaction.  A carbon, photographic or other reproduction of this agreement is sufficient as a financing statement.

(c)

Debtor will not sell or offer to sell, assign, pledge, lease or otherwise transfer or encumber the Collateral or any interest therein, without the prior written consent of Secured Party.

(d)

Debtor will not transfer, migrate, or otherwise move the service site of any customers presently served by Seller which reside within the states of Idaho and Utah.  All such customers shall be served solely off of Seller's servers located in Boise, Idaho until such time as all funds due Seller are paid in full.  The transfer, migration or change in service location shall constitute an immediate breach of the Definitive Asset Purchase Agreement and this Security Agreement.

(d)

Debtor will keep the Collateral free from any adverse lien, security interest or encumbrance and in good order and repair, shall not waste or destroy the Collateral or any part thereof, and shall not use the Collateral in violation of any statute, ordinance or policy of insurance thereon.

Secured Party may examine and inspect the Collateral at any reasonable time or times, wherever located, and Seller will provide to the Secured Party a copy of all subscriber lists, accounts, accounts receivable, and customer activity logs not less than once every thirty days.

(e)

Debtor will pay promptly when due all taxes and assessments upon the Collateral or for its use or operation or upon this Agreement or upon any note or notes evidencing the Obligations.

3.

Additional Rights of Parties.  At its option, Secured Party may discharge taxes, liens or security interests or other encumbrances at any time levied or placed on the Collateral, may place and pay for insurance on the Collateral upon failure by the Debtor, after having been requested to do so, to provide insurance satisfactory to the Secured Party, and may pay for the maintenance, repair, and preservation of the Collateral.  To the extent permitted by applicable law, Debtor agrees to reimburse Secured Party on demand for any payment made, or any expense incurred by Secured Party pursuant to the foregoing authorization.  Until default Debtor may have possession of the Collateral and use it in any lawful manner not inconsistent with this agreement and not inconsistent with any policy of insurance thereon.

4.

Events of Default.  Debtor shall be in default under this agreement upon the occurrence of any of the following events or conditions, namely: (a) default in the payment or performance of any of the Obligations or of any covenants or liabilities contained or referred to herein or in any of the Obligations; (b) any warranty, representation or statement made or furnished to Secured Party by or on behalf of Debtor proving to have been false in any material respect when made or furnished; (c) loss, theft, substantial damage, destruction, sale or encumbrance to or any of the Collateral, or the making of any levy, seizure or attachment thereof or thereon; (d) dissolution, termination of existence, filing by Debtor or by any third party against Debtor of any petition under any Federal bankruptcy statute, insolvency, business failure, appointment of a receiver of any part of the property of, or assignment for the benefit of creditors by, Debtor; or (e) the occurrence of an event of default in any agreement between Debtor and/or Secured Party.

5.

Remedies.  UPON DEFAULT AND AT ANY TIME THEREAFTER, SECURED PARTY MAY DECLARE ALL OBLIGATIONS SECURED HEREBY IMMEDIATELY DUE AND PAYABLE AND SHALL HAVE THE REMEDIES OF A SECURED PARTY UNDER THE UNIFORM COMMERCIAL CODE OF VIRGINIA, including without limitation the right to take immediate and exclusive possession of the Collateral, or any part thereof, and for that purpose may, so far as Debtor can give authority therefor, with or without judicial process, enter (if this can be done without breach of the peace), upon any premises on which the Collateral or any part thereof may be situated and remove the same therefrom; and the Secured Party shall be entitled to hold, maintain, preserve and prepare the Collateral for sale, until disposed of, or may propose to retain the Collateral subject to Debtor's right of redemption in satisfaction of the Debtor's Obligations as provided in the Uniform Commercial Code of Virginia.  Secured Party may require Debtor to transfer the Collateral and make it available to Secured Party in a reasonable form to obtain its contractual value.  Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Secured Party will give Debtor at least 10 days' notice of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made.  The requirements of reasonable notice shall be met if such notice is mailed, postage prepaid, to the address of Debtor shown at the beginning of this agreement at least ten days before the time of the sale or disposition.  Secured Party may buy at any public sale.  The net proceeds realized upon any such disposition, after deduction for the expenses of retaking, holding, preparing for sale or lease, selling, leasing and the like and the reasonable attorney's fees and legal expenses incurred by Secured Party, shall be applied in satisfaction of the Obligations secured hereby.  The Secured Party will account to the Debtor for any surplus realized on such disposition and the Debtor shall remain liable for any deficiency.

The remedies of the Secured Party hereunder are cumulative and the exercise of any one or more of the remedies provided for herein or under the Uniform Commercial Code of Virginia shall not be construed as a waiver of any of the other remedies of the Secured Party so long as any part of the Debtor's Obligation remains unsatisfied.

6.

General.  No waiver by Secured Party of any default shall operate as a waiver of any other default or of the same default on a future occasion.  All rights of Secured Party hereunder shall inure to the benefit of its successors and assigns; and all obligations of Debtor shall bind its successors or assigns.  If there be more than one Debtor, their obligations hereunder shall be joint and several.  This agreement shall become effective when it is signed by Debtor or its authorized representative.

All rights of the Secured Party in, to and under this agreement and in and to the Collateral shall pass to and may be exercised by any assignee thereof.  The Debtor agrees that if the Secured Party gives notice to the Debtor of an assignment of said rights, upon such notice the liability of the Debtor to the assignee shall be immediate and absolute.  The Debtor will not set up any claim against the Secured Party as a defense, counterclaim or set-off to any action brought by any such assignee for the unpaid balance owed hereunder or for the possession of the Collateral, provided that Debtor shall not waive hereby any right of action to the extent that waiver thereof is expressly made unenforceable under applicable law.

If any provision of this agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this agreement.

Secured Party:    Idacomm, Inc.                             Debtor:  Sitestar Corporation

By:___________________________

By: ________________________

Its: Vice President & CFO

Its: President

ASSIGNMENT

FOR VALUE RECEIVED, the Secured Party sells, assigns and transfers to _______________________, its successors and assigns with recourse, all right, title and interest in, to and under the foregoing agreement and in and to the Collateral therein described, with authority to take either in its own name or in the name of the Secured Party, but for its own benefit, all such proceedings, legal or equitable, as the Secured Party might have taken but for this assignment.

The Secured Party warrants that the foregoing agreement represents a valid security agreement as provided under the laws of the State of Virginia.

__________________________________

IDACOMM, Inc.

By:

Its:

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